UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

 Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2020

CSI Compressco LP

(Exact Name of Registrant as Specified in Charter)

Delaware	1-35195	94-3450907
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CCLP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

                                                                                                                                                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed by CSI Compressco LP to correct the news release furnished with, and attached as Exhibit 99.1 to, the Current Report on Form 8-K filed by CSI Compressco LP on February 26, 2020.

Item 2.02. Results of Operations and Financial Condition.

CSI Compressco LP (the “Partnership”) is filing this Amendment No. 1 to Form 8-K to amend the Current Report on Form 8-K filed on February 26, 2020 (the “Original Form 8-K”) in order to correct typographical errors included in the news release issued on February 26, 2020 and attached as Exhibit 99.1 to the Original Form 8-K (the “Original News Release”).  Schedule F to the Original News Release incorrectly reported in the December 31, 2019 column the amounts for Adjusted EBITDA, Adjusted EBITDA for Net Leverage Calculation and Net Debt.  The corrected amounts for the December 31, 2019 column are as follows:  Adjusted EBITDA - $128,272; Adjusted EBITDA for Net Leverage Calculation - $128,526; and Net Debt - $650,536.  The Partnership has issued a revised news release correcting these disclosures, a copy which is furnished herewith as Exhibit 99.1 and is incorporated herein. There are no other changes to the information contained in the Original Form 8-K or the Original News Release.

The information furnished in this Item 2.02 and in Exhibit 99.1 to this Amendment No. 1 to Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	News Release dated February 26, 2020 issued by CSI Compressco LP, as corrected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP

By:	CSI Compressco GP Inc.,
its general partner

By:	/s/ Brady M. Murphy
Brady M. Murphy
President

Date: February 26, 2020